Apr. 30, 2018
Supplement Dated November 14, 2018
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective October 1, 2018, all references to First Pacific Advisors, LLC are changed to First Pacific Advisors, LP.

Effective November 1, 2018, in the section entitled, "Summary Overview of Each Fund," under "Annual Fund Operating Expenses," for the JNL/T. Rowe Price Value Fund, please delete the first paragraph in the entirety and replace with the following:

JNAM will voluntarily waive 0.04% of management fees on the Fund's assets up to $150 million, 0.01% on the Fund's assets between $150 million and $1 billion, 0.02% on the Fund's assets between $1 billion and $5 billion, and 0.01% on the Fund's assets exceeding $5 billion. There is no guarantee JNAM will continue to provide the waiver in the future.